PENN SERIES FUNDS, INC.

Supplement dated June 13, 2025

to the Prospectus and Statement of Additional Information (“SAI”),

each dated May 1, 2025, as supplemented

This supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI.

Limited Maturity Bond Fund, Quality Bond Fund and High Yield Bond Fund

Effective June 9, 2025, Mr. Greg Zappin stopped serving as a portfolio manager of the Limited Maturity Bond Fund, Quality Bond Fund and High Yield Bond Fund (together, the “Funds”). Accordingly, all references to Mr. Zappin in the Prospectus and SAI are deleted in their entirety. Mr. Mark Heppenstall and Mr. Scott Ellis will continue to serve as portfolio managers of the Funds.

Mr. Zappin’s departure will not result in any changes to the investment process for the Funds or to other disclosures concerning the Funds, including fees, expenses, investment objectives, strategies and risks.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

PM9165  06/25